Academy Funds Trust
Supplement dated December 8, 2011 to the Prospectus and
Statement of Additional Information dated April 30, 2011

The Academy Funds Trust Board of Trustees has adopted a Plan of Liquidation to cease operations of the Academy Select Opportunities Fund (the “Fund”) and liquidate the Fund due to the adviser’s decision that it is no longer economically viable to continue operating the Fund in view of its size and future prospects for growth.  The liquidation is expected to be completed prior to December 30, 2011.

The Fund will be closed to new investors effective December 8, 2011.  After December 8, 2011, if you sell all of the Fund shares in your account, the account will be closed and you will not be able to buy additional shares of the Fund or reopen your account.  Shareholders may sell Fund shares at any time prior to the liquidation date.  Procedures for selling your shares, including reinvested distributions, are contained in the “How to Sell Shares” section of the Fund’s Prospectus.

Any shareholders that have not sold their shares of the Fund prior to the liquidation date will have their shares automatically redeemed as of that date, with proceeds being sent to the address of record.

All holdings in the Fund’s portfolio are being liquidated.  The proceeds will be invested initially in a manner consistent with the Fund’s investment objective and then, closer to the liquidation date, will be invested in money market instruments or held in cash.  In this regard, the Fund will no longer be investing according to its investment objective.  Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have requested payment in cash.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares.  If you receive a distribution from an Individual Retirement Account (IRA) or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another IRA within 60 days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year.  If you receive a distribution from a 403(b)(7) Custodian Account (tax-sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within 60 days in order to avoid disqualification of your plan and the severe tax consequences that it can bring.  If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.